 CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO THE RULES
          AND REGULATIONS OF THE SECURITIES AND EXCHANGE COMMISSION

                                    EXHIBIT 10.6

                                   TRIAL AGREEMENT


         This Agreement is made and entered into as of the date it is signed by both parties (hereinafter referred to as the "Effective Date") by and between AT&T Corp., having offices at 295 North Maple Avenue, Basking Ridge, New Jersey 07920, on behalf of itself and its affiliated companies (hereinafter referred to collectively as "AT&T"), and Internet Operating Group, Inc., having offices at 7000 Peachtree Dunwoody Rd., Bldg. 10, Suite 310, Atlanta, Georgia 30328 (hereinafter referred to as "Customer").

                                       RECITALS

         WHEREAS, AT&T desires to conduct a marketing and technical trial (hereinafter referred to as the "Trial") for AT&T's proposed Personal Financial Services offer (hereinafter referred to as the "Service") in advance of introducing it in the marketplace to determine its feasibility for various types of service applications and to identify and develop necessary or desirable refinements to the Service, and

         WHEREAS, Customer wishes to determine the utility and feasibility of utilizing the Service to meet some of its business needs and the needs of its end user customers ("Users"),

         NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and covenants set forth herein, AT&T and Customer agree as follows:

                   1.   AT&T RESPONSIBILITIES

              (a) AT&T will conduct the Trial of the Service with the Customer in accordance with the parameters described in this Agreement.

              (b) AT&T will provide to Customer, at the charges specified in Attachment B, the services, equipment and software described in Attachment A, as amended from time to time by the parties. Title to all such equipment and/or software provided by AT&T for the purposes of this Trial shall remain with AT&T and its suppliers. Risk of loss or damage to such equipment and/or software shall remain with AT&T except to the extent that such loss or damage is attributable to Customer's willful or intentional misconduct.

         2.   CUSTOMER'S RESPONSIBILITIES

              (a) Customer shall cooperate with AT&T in all aspects of the Trial as reasonably required by AT&T. Cooperation shall include: evaluating the Service while the Trial is in progress and informing AT&T of Customer's views concerning the virtues and shortcomings of the Service; participating in focus groups and surveys and seeking Customer's Users participation in same; and, providing testimonials concerning Customer's opinions regarding the Service. Customer will make available to AT&T

Customer's Users so that user data can be gathered directly from them. During the Trial, Customer shall permit AT&T, upon reasonable request, to perform such maintenance, tests, experiments and measurements relating to the Service as AT&T deems appropriate.

              (b) Customer acknowledges that nothing in this Agreement shall be construed as a commitment by AT&T to offer the Service to Customer or to anyone else following the termination of the Trial.

              (c) Customer has sole responsibility for purchasing, leasing or operating, and adequately protecting and maintaining the equipment, software, data, and other property specified as Customer provided in Attachment A. Title and risk of loss for such Customer supplied equipment, software, data and other property shall remain with Customer.

              (d) Unless otherwise stated, Customer shall bear its own expenses associated with the Trial. Customer will also pay AT&T the Service charges specified in Attachment B.

              (e) Customer shall include in its participating User documentation provisions that are comparable to and at least as restrictive as the Software License and Intellectual Property, Warranty and Limitations of Liability Sections of this Agreement and shall assure that such provisions extend to all suppliers of the Service (including AT&T). Customer shall deliver to its participating Users the AT&T specified SOFTWARE along with its associated documentation (including end user license terms and conditions) which accompanies such SOFTWARE. Customer shall require its participating Users to provide the equipment, software and services identified in Attachment A as a User deliverable.

              (f) The Trial and the data made available through the Trial will not affect, in any way, Customer's obligation to pay AT&T for any tariffed services which it receives from AT&T or any goods or services provided to Customer by AT&T under any other contracts or agreements.

         3.   SOFTWARE LICENSE AND INTELLECTUAL PROPERTY

              (a) AT&T grants to Customer for the Term of this Agreement a personal, non-transferable, and non-exclusive right to use in object code form the AT&T provided software described in Attachment A (hereafter the "SOFTWARE"), with the right to sublicense solely to Customer's Users that participate in the Trial for use solely by Customer and such Users for the purpose of beta testing the Service. All SOFTWARE and related documentation and all copies thereof, are and will remain the sole property of AT&T and its suppliers. Customer and Users shall not modify, reverse engineer, disassemble, or decompile the

SOFTWARE; or remove any proprietary rights legend from the SOFTWARE or the documentation; or cause or permit copying, display, loan, disclosure, publication, transfer of possession or other dissemination of the SOFTWARE, except as expressly permitted by the terms of this Agreement. The terms of any license agreement packaged with any non-AT&T owned SOFTWARE shall govern the use of such SOFTWARE.

              (b) AT&T shall have the right to use Customer and participating User suggested enhancements, changes and modifications to the Service, at AT&T's discretion, including, but not limited to, the incorporation of such enhancements, changes or modifications into the Service, and to assign, license or otherwise transfer to third parties the enhanced, changed or modified Service or components thereof.

              (c) Customer agrees that upon expiration or termination of this Agreement, Customer will promptly return all copies of SOFTWARE and associated documentation to AT&T in the same condition as received, reasonable wear and tear excepted, and shall erase all computer programs from the personal computer on which they were loaded.

              (d) Customer and its suppliers will retain the exclusive rights to their respective intellectual property in the Customer systems and applications which were in existence prior to the Effective Date of this Agreement. AT&T and its suppliers will retain the exclusive rights to their respective intellectual property in the AT&T Service which were in existence prior to the Effective Date of this Agreement. If AT&T creates custom-developed software which is paid for by AT&T under this Agreement ("Custom Proprietary Software"), then AT&T will own the copyright and all other intellectual proprietary rights in the Custom Proprietary Software. Except as otherwise expressly agreed to by the parties, Custom Proprietary Software shall include any customization work, the development of interfaces between Customer's systems and applications and the AT&T Service and any enhancements, improvements and modifications to the AT&T Service described in Attachment A, as amended from time to time. In the event that during the Term of this Agreement the parties agree upon additional custom development work that is not covered by Attachment A, then a separate development addendum to this Agreement is required to reflect the description of the work, the deliverables, milestones, any associated charges, and the rights of the respective parties.

         4.   TERM AND TERMINATION

              (a) The term of this Agreement shall commence with the Effective Date of this Agreement and shall expire eighteen (18) months thereafter, unless terminated earlier as provided below. The parties may mutually agree in writing prior to said expiration date to renew this Agreement for a specified term, provided that neither party shall be obligated to agree to any such renewal.

              (b) This Agreement shall terminate at the earlier to occur of the following:

                   (1)  the expiration date of the Term, or

                   (2) upon 6 months prior written notice without cause by either party to the other party, provided that such notice shall not be served by either party before 6 months following the commencement of the friendly-user trial described in Attachment A, or

                   (3) upon 30 business days' prior written notice by either party to the other party if the other party is in default of a material term or condition of this Agreement and has failed to cure such default within the notice period, or

                   (4)  immediately upon written notice by either party if:

                        (i) the other party has intentionally or in a willful, wanton or reckless manner made any material, false representation or violated the other's tradenames, trademarks or service marks;

                        (ii) the other party has been placed in conservatorship or receivership, become insolvent or involved in a liquidation or termination of its business, or adjudicated bankrupt, or been involved in an assignment for the benefit of creditors; or

                        (iii)     mandated by governmental or regulatory
authority.

              (c)  Upon expiration or termination of this Agreement:

                   (1) neither party shall be relieved of any obligations due at the time of such expiration or termination, nor shall such expiration or termination prejudice any claim of either party accrued on account of any default or breach by the other; and

                   (2) each party shall immediately return to the other party, if requested to do so, or destroy, all promotional materials and all Information protected under Article 5 which has been supplied by the other party; and

                   (3) each party shall cease using the other party's Marks, for which permission to use had been granted during the term of this Agreement under Article 13; and

                   (4) in the event that termination has been initiated by either party pursuant to Section 4(b)(2), then both parties will continue to perform their respective obligations pursuant to the terms and conditions of this Agreement for the duration of the 6 month period between service of notice by the terminating party and the effective date of termination ("6 Month Notice Timeframe"). During the 6 Month Notice Timeframe, Customer shall continue to pay the charges in Attachment B with respect to all Users and shall continue to be subject to the monthly cap on add-on live users as stated in Attachment A. However, in the event that Customer adds new Users during the 6 Month Notice Timeframe in excess of the lesser of 5,000 new Users per month or the total new Users which were added by Customer during the 3 months immediately preceding the service of notice of termination, then Customer shall also reimburse AT&T for AT&T's actual incremental costs incurred to enable AT&T to add such excess new Users to the Service.

                   (5) in the event termination has been initiated by AT&T without cause pursuant to Section 4(b)(2) or by Customer due to AT&T's breach pursuant to Section 4(b)(3), AT&T will provide Customer reasonable assistance in migrating to an alternative service provider and Customer will compensate AT&T for such assistance at AT&T's prevailing time and materials rates, provided that the parties reach mutual agreement in writing within 30 days following their mutual receipt of notice of termination, concerning the scope and duration of support that AT&T will provide and the applicable charges that Customer will pay.

         5.   CONFIDENTIALITY

              (a) Both parties, for their mutual benefit, desire to disclose or have disclosed to the other, certain specifications, designs, plans, drawings, software, data prototypes, or other business and/or technical information (hereinafter collectively referred to as "Information") which is proprietary to the disclosing party or its affiliated companies or suppliers. The receiving party shall hold such Information in confidence, shall reproduce or copy such Information only to the extent necessary for its authorized use, shall restrict disclosure of such Information to its employees who have a need to know, shall advise such employees of the obligations assumed under this section, and shall not disclose such Information to any third party without the prior written approval of the other party and a confidentiality agreement at least as restrictive as this Article 5.

              (b) These restrictions on the use of disclosure of information shall not apply to any Information:

                   (1) that is independently developed by the receiving party or its affiliated companies or lawfully received free of restriction from another source having the right so to furnish such Information; or

                   (2) that is or becomes publicly available by means other than unauthorized disclosure; or

                   (3) that, at the time of disclosure to the receiving party, was known to such party or its affiliated companies free of restriction as evidenced by documentation in such party's possession; or

                   (4) that the disclosing party agrees in writing is free of restrictions stated in this Agreement.

              (c) Information shall be subject to these confidentiality restrictions if it is in writing or other tangible form, only if clearly marked as proprietary when disclosed to the receiving party or, if not in tangible form, only if summarized in a writing so marked and delivered to the receiving party within 10 business days of such disclosure, in which case the Information contained in such summary shall be subject to the restrictions herein.

              (d) No license to a party, under any trademark, patent, copyright, mask work protection right or any other intellectual property right, is either granted or implied by the conveying or Information to such party.
None of the Information which may be disclosed or exchanged by the parties shall constitute any representation, warranty, assurance, guarantee or inducement by either party to the other of any kind, and, in particular, with respect to the noninfringement of trademarks, patents, copyrights, mask protection rights or any other intellectual property rights, or other rights of third persons or of either party.

              (e) All Information shall remain the property of the transmitting party and shall be returned upon written request or upon the receiving party's determination that it no longer has a need for such information. Upon expiration or termination of this Agreement, each party shall return to the transmitting party, or, if agreed to by the transmitting party, destroy, all Information supplied by the transmitting party, and all copies of such Information.

              (f) Each party agrees that it will not, without the prior written consent of the other, transmit, directly or indirectly, the Information received from the other hereunder or any portion thereof to any country outside of the United States.

              (g) Each party agrees that all of its obligations undertaken in this Section 5 as a receiving party of Information shall survive and continue for two years after any expiration or termination of this Agreement.

              (h) Except as stated in Section 3(d), Customer's and its Users' feedback to AT&T provided pursuant to Section 2(a) relating to the Service shall be considered Information of both AT&T and Customer. Notwithstanding Section 5(e), Customer may retain a copy of this Agreement following the Agreement's expiration or termination. Notwithstanding Section 5(c), Customer's User information generated during transactions using the Service shall be considered Customer's Information.

         6.   WARRANTIES

              (a) AT&T warrants that: (i) it will provide the Service in a workmanlike manner; (ii) it and its suppliers own all right, title and interest in the Service and it has all necessary rights from third parties to provide the Service in accordance with the terms of this Agreement to Customer; (iii) it will not knowingly infringe any patent, copyright, trademark, trade secret, mask work or other intellectual property right of any third party; and (iv) it will comply at all times with all applicable requirements of federal, state and local laws and regulations.

              (b)  EXCEPT FOR THE WARRANTIES STATED IN SECTION 6(a), THE
SERVICE IS OFFERED ON AN "AS IS" BASIS. AT&T MAKES NO WARRANTY, GUARANTEE, OR REPRESENTATION, EXPRESS OR IMPLIED, RELATING TO THE RELIABILITY, EFFECTIVENESS, ACCURACY, COMPLETENESS, PERFORMANCE, OR OPERATION OF THE SERVICE, OR OF THE EQUIPMENT AND SOFTWARE FURNISHED TO CUSTOMER FOR PURPOSES OF THE SERVICE OR THE TRIAL, AND SPECIFICALLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. AT&T DOES NOT GUARANTEE THAT THE SERVICE WILL NOT CAUSE INTERRUPTIONS IN OR INTERFERENCE WITH CUSTOMER'S OR USERS' TELECOMMUNICATIONS OR OTHER SERVICES WHICH INTERCONNECT WITH THE SERVICE.

              (c)  Customer warrants that:

                   (i) it is a bank organized and authorized to conduct a banking business under the laws of the State of Georgia, and it is an insured bank under the Federal Deposit Insurance Act, and it has obtained all necessary approvals from state and federal banking regulatory authorities to participate in the Trial and to use and enable Users to use the Service as described in this Agreement, and will keep AT&T informed in a timely manner about such regulatory requirements to the extent that they affect the implementation or operation of the Service in any manner; and

                   (ii) it will comply at all times with all applicable requirements of the federal Electronic Fund Transfer Act (12 U.S.C. Sections 1693 et seq.), Federal Reserve Board Regulation E thereunder (12 C.F.R. part
205), and any similar state or local laws or regulations, in connection with the use of the Service by Users, including such requirements, if any, as may be applicable thereunder to AT&T; and

                   (iii) it will comply at all times with all other applicable requirements of federal, state and local laws and regulations.

         7.   LIMITATION OF LIABILITY

              (a) THE LIABILITY OF EITHER PARTY TO THE OTHER FOR ANY CLAIM ARISING FROM ANY CAUSE WHATSOEVER (EXCEPTING PERSONAL INJURY AND/OR DEATH) REGARDLESS OF THE CAUSE OF ACTION, WHETHER IN CONTRACT, TORT OR OTHERWISE, SHALL BE LIMITED TO DIRECT DAMAGES ACTUALLY PROVEN, NOT TO EXCEED AN AGGREGATE OF $1,000,000 DURING THE TERM OF THIS AGREEMENT.

              (b)  AT&T SHALL NOT BE LIABLE FOR ANY DAMAGES ARISING OUT OF:
INABILITY BY CUSTOMER, USERS OR THIRD PARTIES TO USE THE AT&T SERVICE WHICH IS THE SUBJECT OF THIS AGREEMENT; SERVICE INTERRUPTIONS; INTEROPERABILITY, INTERACTION OR INTERCONNECTION OF THE AT&T SERVICE WITH APPLICATIONS, SERVICES OR NETWORKS PROVIDED BY CUSTOMER, USERS OR THIRD PARTIES; OR UNAUTHORIZED ACCESS TO OR THEFT, ALTERATION, LOSS OR DESTRUCTION OF CUSTOMER'S USERS' OR THIRD PARTIES' APPLICATIONS, DATA, PROGRAMS, INFORMATION, NETWORK OR SYSTEMS THROUGH ACCIDENT, FRAUDULENT MEANS OR ANY OTHER METHOD BY ANYONE.

              (c) NEITHER PARTY SHALL BE LIABLE FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, RELIANCE OR SPECIAL DAMAGES, INCLUDING WITHOUT LIMITATION DAMAGES FOR LOST PROFITS, SAVINGS OR REVENUES OF ANY KIND OR INCREASED COST OF OPERATIONS, WHETHER OR NOT IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

              (d) AS USED IN THIS ARTICLE 7, "AT&T" AND "CUSTOMER" SHALL BE DEEMED TO INCLUDE EACH PARTY'S PARENTS, SUBSIDIARIES, AND AFFILIATES, AND THE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, REPRESENTATIVES, SUPPLIERS AND CONTRACTORS OF ALL OF THEM.

         8.   INDEMNITIES

              (a) Subject to the limitations stated in Article 7 above, each party ("Indemnifying Party") shall defend, indemnify and hold the other party and its affiliates harmless from any and all claims, suits, actions, demands, costs, settlements, losses, damages, expenses and all other liabilities including reasonable attorney's fees (collectively "Claims"), arising out of or resulting from its breach of this Agreement or the intentionally wrongful or negligent acts or omissions on the part of the Indemnifying Party, its employees, officers, suppliers, contractors, agents or affiliated companies in the performance of or failure to perform the Indemnifying Party's obligations under this Agreement. In addition, Customer as Indemnifying Party shall also indemnify and hold harmless AT&T from all Claims arising out of or relating to Customer's or User's use of the Service. The indemnity obligations under this Section 8(a) are contingent upon: (1) the Indemnifying Party receiving prompt notice of any Claim for which indemnification is sought hereunder; (2) the Indemnifying Party having sole control of the defense or settlement of any such Claim; and (3) the Indemnifying Party receiving the reasonable cooperation of the indemnified party.

              (b) AT&T agrees to defend or settle, at its own expense, any Claim against Customer alleging that the Service infringes any United States patent, trademark, copyright or trade secret. Customer agrees to defend or settle, at its own expense, any Claim against AT&T alleging that Customer supplied systems or applications interfacing or interconnecting to the Service or Customer's or Users' content or transmissions using the Service infringe any United States patent, trademark, copyright or trade secret. The defending party under this Section 8(b) ("Defending Party") will also pay all damages and costs (including reasonable attorneys' fees) that by final judgment may be claimed or assessed against the other party due to such infringement. The obligations under this Section 8(b) are contingent upon: (1) the Defending Party receiving prompt notice of any Claim for which indemnification is sought hereunder; (2) the Defending Party having sole control of the defense or settlement of any such Claim; (3) the Defending Party receiving the reasonable cooperation of the other party; and (4) the Claim does not arise from the other party's modifications, intellectual property or from combinations of services or products provided by the Defending Party with services or products provided by the other party or others.

                   In the event of a claim of infringement, the Defending Party will, at its option: (1) procure for the other party the right to continue using the allegedly infringing service or product; (2) replace or modify the allegedly infringing service or product so that it becomes noninfringing and substantially complies with this Agreement's requirements; or (3) upon inability to reasonably perform either of the foregoing, terminate this Agreement without liability other than as stated in this Section 8(b). THIS SECTION 8(b) STATES THE ENTIRE LIABILITY OF EITHER PARTY TO THE OTHER FOR INTELLECTUAL PROPERTY INFRINGEMENT.

              (c) As used in this Article 8, "AT&T" and "Customer" shall be deemed to include each party's parents, subsidiaries and affiliates, and the directors, officers, employees, agents, representatives, suppliers and contractors of all of them.

         9.   FORCE MAJEURE

         Neither party nor its affiliates, subsidiaries, subcontractors, parent corporation or any of its parent's affiliates or subsidiaries shall be liable in any way for delay, failure in performance, loss or damage due to any of the following force majeure conditions: fire, strike, embargo, explosion, power blackout, earthquake, flood, war, labor disputes, civil or military authority, acts of God or the public enemy, inability to secure raw materials, acts or omissions of other carriers or suppliers, or other causes beyond its reasonable control, whether or not similar to the foregoing.

         10.  ASSIGNMENT

         Neither party may assign or transfer or attempt to assign or transfer any part or all of this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other party, except that AT&T may assign this Agreement to its parent, any subsidiary or any affiliate and Customer may assign this Agreement to a third party bank that is a successor in interest by merger or acquisition.

         11.  CHOICE OF LAW

         The construction, interpretation and performance of this Agreement shall be governed by the laws of the State of New Jersey without giving effect to its choice of law rules.

         12.  ENTIRE AGREEMENT

         The terms and conditions of this Agreement shall constitute the entire agreement and understanding of the parties with respect to the subject matter hereof and shall supersede all prior, written or oral agreements, proposals or understandings. This Agreement shall not be modified, altered, changed or amended in any respect, except by a writing signed by an authorized representative of each party.

         13.  PUBLICITY/TRADEMARKS AND TRADENAMES

         Neither party shall use, in any advertising, publicity or User documentation, any of the other party's trade names, logos, trademarks, trade devices, service marks, symbols, codes, specifications, abbreviations or registered marks, or contractions or simulations thereof (hereinafter referred to collectively as "Marks"), without the other party's advance approval in writing. Neither party shall claim ownership or any other rights in the other party's Marks. Upon termination of this Agreement, any and all rights or privileges of either party to use the other's Marks shall expire and each party shall discontinue the use of the other's Marks. For purposes of this

Article, Marks of AT&T shall include those of the AT&T Corp., its subsidiaries and affiliates.

         14.  SECTION HEADINGS

         The section headings in this Agreement are inserted for convenience only and are not intended to affect meaning or interpretation.

         15.  DISPUTE RESOLUTION

         The parties shall follow these dispute resolution processes in connection with all disputes, controversies or claims, whether based on contract, tort, statute, fraud, misrepresentation or any other legal theory (hereinafter collectively "Disputes"), except as otherwise noted, arising out of or relating to this Agreement or the breach or alleged breach hereof, or to the products or services covered by this Agreement;

              (a) The parties will attempt to settle all Disputes through good faith negotiations. If those attempts fail to resolve the Dispute within forty-five (45) days of the date of initial demand for negotiation, then the parties shall try in good faith to settle the Dispute by mediation conducted in New Jersey or other mutually agreed location under the Commercial Mediation Rules of the American Arbitration Association ("AAA"). Each party shall bear its own expenses; the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the mediator. The parties shall be represented in the mediation by representatives having final settlement authority over the matter in dispute.

              (b) Thereafter, any remaining Disputes not finally resolved at the mediation level shall be settled by binding arbitration conducted in New Jersey or other mutually agreed location in accordance with the then current Commercial Arbitration Rules of the American Arbitration Association ("AAA"). Selection of one neutral arbitrator by the parties shall be from the AAA Panel List in accordance with the appointment rules of the AAA. Each party shall bear its own expenses; the parties shall equally share the filing and other administrative fees of the AAA and the expenses of the arbitrator. Any award of the arbitrator shall be in writing, shall state the reasons for the award (including any findings of fact and conclusions of law) and shall explain the breakout of any damages awarded. Judgment upon an award may be entered in any Court having competent jurisdiction. The arbitrator shall not have the power to award damages in excess of actual damages, such as punitive damages and damages excluded under the LIMITATION OF LIABILITY Section of this Agreement. The Federal Arbitration Act, 9 U.S.C. Sections 1 to 14, shall govern the interpretation and enforcement of this Section 15(b).

              (c) Disputes relating to either party's compliance with the CONFIDENTIALITY and PUBLICITY Sections of this Agreement, a violation of which would cause the Information owner or marks owner, as applicable, irreparable harm for which damages would be inadequate, shall be exempt from the dispute resolution processes described in this Article 15. The Information owner or marks owner reserves the right, in connection with such disputes, at any time and in its discretion, to seek injunctive or other judicial relief in a court of competent jurisdiction.


         AT&T and Customer, acting through their duly authorized representatives, hereby agree to the terms set forth in this Agreement.


INTERNET ORGANIZING GROUP, INC.             AT&T CORP.


By: /s/ T. Stephen Johnson        By: /s/ Jeffrey Feldman
   ---------------------------       --------------------------------


T. Stephen Johnson                  Jeffrey Feldman
------------------------------    -----------------------------------
  (Printed or Typed Name)           (Printed or Typed Name)


Chairman                          V.P. Marketing - ANS
------------------------------    -----------------------------------
  (Title)                                (Title)

                                             8-19-96
------------------------------    -----------------------------------
  (Date)                            (Date)

                                     ATTACHMENT A
                         REQUIREMENTS DOCUMENT - Version 1.0

This Requirements Document is intended to be re-evaluated and updated by the parties at regular intervals during the Term of the Agreement to which this Attachment is appended. Each update, when mutually agreed to by the parties in writing, will supersede its prior version and will become an integral part of this Agreement. Particular open issues requiring further discussion and mutual agreement in writing before they become commitments on the part of either party are denoted by either UNDERLINED BOLD-FACE type or CAPITALIZED TEXT (the latter representing future proposed features and functions beyond the user-friendly trial phase).


                                AT&T/AIB Confidential
                                     Attachment A

1.  GENERAL

1.1 BACKGROUND

    Atlanta Internet Bank (AIB) and AT&T desire to establish an electronic distribution channel to deliver AlB's products and services to AlB's end-user customers (Users). This distribution channel will be implemented through AT&T's Personal Financial Services (PFS) offer (the "Service"). AIB has separately contracted with BiSys to manage AlB's customer accounts processing. AT&T has separately contracted with Edify Corporation for its Electronic Workforce and Electronic Banking System applications to access AlB's customer accounts and to manage information presentation.

1.2 OBJECTIVES

    AIB will execute an awareness campaign in connection with the Summer Olympics. To support AIB's promotion activities, AT&T will advertise the AIB site in its WorldNet Service and provide a hyperlink to the AIB home page. Site visitors can learn about AIB, try an Internet banking demonstration, and apply for an AIB bank account. AIB's goal is to activate User accounts on the Service after the Olympics, commencing after a preliminary trial of the Service.

    To support the proposed User activation target, the parties desire to trial the Service. The purpose of the trial is to thoroughly test the Service solution in a real-usage environment. AIB will select approximately 50 "very close friends of the bank" as trial participants; the AT&T PFS team will also participate in the friendly-user trial as AIB Users.

    This Version 1.0 specifies the features, functionality, and requirements to initiate a friendly-user trial starting approximately 2 weeks after the Effective Date of the Agreement. Appendix A represents the architecture implementation that supports the user-friendly trial as well as the proposed addition of future enhancements to the Service.

1.3 TRIAL

    The trial implementation of the Service will enable Users to open interest-bearing checking accounts and perform basic electronic transactions such as account history, internal transfers, and bill payment.


                                AT&T/AIB Confidential
                                     Attachment A

2.  DELIVERABLES

2.1 AT&T

    -    Delivery of overall Service solution across all AT&T suppliers
    - All voice and data network services for Users and connections to AlB's bank systems. AIB or Users will pay for associated tariff charges, as applicable. (Tariff services are not provided under this Agreement, but are solely governed by the terms, conditions and charges in applicable filed tariffs.)
    -    Coordination with and connections to CheckFree customer care (via
         ROLA)
    -    Facilities and operations management of Edify hardware and software
    -    Project management across all AT&T suppliers
    -    Trouble tracking and issues resolution for the Service
    -    Database definition with Edify
    -    Web site hosting services
    -    Security maintenance and management
    - Redundant systems, including servers with RAID drives, modems, various hardware and communications facilities; support by 7X24 system administration.

2.2 EDIFY (AT&T SUPPLIER)

    -    Professional programming services
         - Electronic Workforce
         - Electronic Banking System ("EBS")
         - BiSys interface
         - CheckFree interface
         - Database
    -    Phase 2 CheckFree certification
    -    Definition of BiSys information, screens, and communications
    -    Edify server development and installation to AT&T architecture

2.3 BISYS (AIB SUPPLIER)

    -    Bank core processing system service bureau (7 x 24)
    -    Management and coordination with Edify applications
    -    Supporting on-line access by AIB personnel
    -    Maintain secure connection into BiSys system
    -    Recovery coordination of transaction processing interruptions


                                AT&T/AIB Confidential
                                     Attachment A

2.4 CHECKFREE (AT&T SUPPLIER)

    -    Electronic bill payment processing services
    -    Customer care support to AT&T PFS Customer Care and AIB Customer Care
    -    Phase 1: Certification testing of Edify's CheckFree application
    -    Phase 2: Certification testing of Edify's CheckFree application

2.5 AIB

    -    Development and management of Web site (Folio Z)
    -    Apply for Verisign Digital ID for SSL registration
    -    Back-office operations and customer care
    -    Develop welcome kit for trial and live user implementation

2.6 JOINT (AT&T AND AIB)

    -    Development of project workplan
    - Test plan: unit, integration, system, post implementation, customer care
    -    Integration testing
    -    Security design and implementation
    -    User scaling plan
    -    Disaster recovery plan.


                                AT&T/AIB Confidential
                                     Attachment A

3. PROJECT MILESTONES

    AT&T and AIB will mutually agree to a Project Plan, with applicable milestones and delivery dates, which will be amended from time to time by the parties, as necessary.









                                AT&T/AIB Confidential
                                     Attachment A

4.   DEVICE SUPPORT

4.1 TRIAL AND LIVE USER IMPLEMENTATION

    - Unless otherwise noted, all features and functionality specified in this document are supported through an Internet browser (Netscape Navigator-TM- browser"). The exact operation of the user interface for banking transactions, bill payment, and other EBS features are not specified in this Attachment. [NOTE: Netscape Navigator is a trademark of Netscape Communications].

4.2 POST INTRODUCTION

    - The banking transaction, bill payment and other features specified in this document will be implemented as agreed to in the Project Plan.



                                AT&T/AIB Confidential
                                     Attachment A

5.  BISYS HOST CONNECTIVITY

The AT&T PFS Gateway (via the Edify Electronic Workforce) will access BiSys' processing service bureau to enable the banking transactions as specified below. The user-interface design of Edify's Electronic Banking System ("EBS") and the information presented to the User is based on the account information available via BiSys. Under the AIB - BiSys contract, BiSys provides AIB with the necessary hardware and software to enable AIB Customer Care representatives to access User account information.

5.1 ACCOUNT TYPES

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                      Account Type

  Date       Checking: Regular, MMDA                     CD: Regular, IRA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
               Minimum      Maximum                    Minimum    Maximum
--------------------------------------------------------------------------------
  Friendly-
  UserTrial       1           TBS                        TBD        TBD
      +
--------------------------------------------------------------------------------
    Live
    User*         0        per BiSys                      0      per BiSys
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

+ Each User must have at least two AIB accounts to test Internal Unscheduled Transfer, and the account mix across Users must sufficiently test the operation of each account type.
* It is assumed that the User has at least one Checking or CD Account with AIB.

5.2  ACCOUNT HISTORY (EDIFY = ACCOUNT STATEMENT)

     Currently, BiSys does not provide a transaction that returns the exact information that would be presented to the User on their typical monthly, paper statement. BiSys provides AIB account history information for up to the previous 90 days. To view this information, the User can select several presentation options including frequency, sort, and filter criteria.

     - For the specified Checking or CD account the following information is displayed:

          -    Available Balance
          - Based on the frequency, sod criteria, and filter criteria the User selects, display the account information in the following table format:


               -----------------------------------------
               -----------------------------------------
               Date     Check #    Transaction    Amount
                                   Description
               -----------------------------------------
               -----------------------------------------

                                AT&T/AIB Confidential
                                     Attachment A

     5.2.1     Frequency (Edify = Statement Type)

     - The User can view account history information from a specified date range (default = last 30 days).
     - The User can view a "Quick Summary" of the last 10 account transactions.

     5.2.2     Sort Criteria (Edify = Sort)

     -    The User can select from the following sort criteria:

          -    Date
          -    Amount
          -    Check #
          -    Transaction Type

     5.2.3     Filter Criteria (Edify = Search)

     -    The User can select from the following filter criteria:

          -    Check # (returns exactly one response)
          -    Amount (may return more than one response)

     -

5.3  AUTOMATIC STATEMENT

     - FOR EACH ACCOUNT, EBS WILL AUTOMATICALLY DELIVER THE MONTHLY STATEMENT TO THE USER. THE EXACT OPERATION WILL BE DETERMINED BY AIB, AT&T, EDIFY, AND BISYS.

5.4  INTERNAL TRANSFERS

     An internal transfer is performed between AIB Checking and MMDA Accounts held by the User.

     5.4.1  Unscheduled Variable Transfer (Edify = Immediate Transfer)

          - The User can transfer funds between each Checking and each MMDA Account. The transfer is processed using standard BiSys operations.

                                AT&T/AIB Confidential
                                     Attachment A

     5.4.2     Scheduled Valuable Transfer (Edify = Future Transfer)

          - THE USER CAN ESTABLISH AN AUTOMATIC TRANSFER TO OCCUR ON A DATE SPECIFIED BY THE USER. THE TRANSFER IS PROCESSED USING STANDARD BISYS OPERATIONS.
          -    OPERATING PARAMETERS FOR SETTING DATE TO BE DEFINED.

     5.4.3     Recurring Transfer

          - THE USER CAN ESTABLISH AN AUTOMATIC TRANSFER BASED ON A FREQUENCY DETERMINED BY THE USER. THE TRANSFER IS PROCESSED USING STANDARD BISYS OPERATIONS.
          -    OPERATING PARAMETERS FOR SETTING FREQUENCY TO BE DEFINED.

5.5  EXTERNAL TRANSFERS

     AN EXTERNAL TRANSFER IS PERFORMED BETWEEN AIB CHECKING OR MMDA ACCOUNTS AND A PRE-DESIGNATED ACCOUNT AT ANOTHER FINANCIAL INSTITUTION.

     5.5.1     UNSCHEDULED VARIABLE TRANSFER

          - THE USER CAN TRANSFER FUNDS FROM EACH CHECKING OR MMDA ACCOUNT. THE TRANSFER IS PROCESSED USING STANDARD BISYS OPERATIONS.

     5.5.2     SCHEDULED VARIABLE TRANSFER

          - THE USER CAN ESTABLISH AN AUTOMATIC TRANSFER TO OCCUR ON A DATE SPECIFIED BY THE USER. THE TRANSFER IS PROCESSED USING STANDARD BISYS OPERATIONS.
          -    OPERATING PARAMETERS FOR SETTING DATE TO BE DEFINED.

     5.5.3     RECURRING TRANSFER

          - THE USER CAN ESTABLISH AN AUTOMATIC TRANSFER BASED ON A FREQUENCY DETERMINED BY THE USER. THE TRANSFER IS PROCESSED USING STANDARD BISYS OPERATIONS.
          -    OPERATING PARAMETERS FOR SETTING FREQUENCY TO BE DEFINED.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

5.6  USER PROFILE

     -    EBS allows the User to change the following information:

          -    Address 1
          -    Address 2
          -    City, State, Zip Code
          -    Home Phone Number
          -    Work Phone Number

     -    BISYS WILL CONFIRM ITS SUPPORT FOR MIRRORING USER PROFILE INFORMATION.
     - WHEN A USER CHANGES ANY OF THE ABOVE INFORMATION, EBS AUTOMATICALLY SENDS THE UNDATED INFORMATION TO CHECKFREE, PER STANDARD CHECKFREE PROTOCOL.
     - WHEN A USER CHANGES ANY OF THE ABOVE INFORMATION, EBS AUTOMATICALLY SENDS A BANK MAIL MESSAGE CONTAINING THE UNDATED INFORMATION TO THE AIB AND THE AT&T ADMINISTRATION MAILBOXES.
     -    FAX NUMBER AND EMAIL ARE DESIRABLE FIELDS.

5.7  Account Profile (Edify = Balance Inquiry)

     - For each Checking and CD account, the following information is displayed in table format. In cases where a particular field is not applicable (e.g. Maturity Date for a Checking account), display an empty field.

     -
          ----------------------------------------------------------
          ----------------------------------------------------------
            Account                 Available      YTD      Maturity
          Description   Account #    Balance     Interest     Date
          ----------------------------------------------------------
          ----------------------------------------------------------

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

6.   BILL PAYMENT

     AT&T has contracted with CheckFree Corporation as the bill-payment services supplier for the Service. AT&T will, at its expense, integrate access to CheckFree's service through the AT&T Gateway and Edify Electronic Workforce. Bill payment will be available to friendly-user trial participants so that each trial participant can initiate bill payments during at least one statement cycle before live user activation. NOTE: To allow two statement cycles during the trial, BiSys will set the statement cycle at two weeks versus the standard one month.

6.1  USER REGISTRATION

     - AT&T Customer Care will enter the User's CheckFree account number into EBS via the Reports administration area.
     - If no CheckFree account number has been entered for a given User, EBS does not display or provide access to any of the bill payment or maintenance options.

6.2  PAYEE MAINTENANCE

Add Payee

Delete Payee

Edit Payee

6.3  PAYMENT

     - Upon account sign-up, the User must specify the single account (Checking or MMDA) that all electronic bill payments will be debited against.
     - The EBS-CheckFree module automatically schedules payments to account for long weekends and holidays.

     6.3.1     Variable Payments

     - For each Checking and MMDA Account, the User can initiate a variable payment electronic bill payment.
     - The payment date is automatically scheduled for four business days into the future.
     - To account for long weekends and holidays, EBS automatically presents the next soonest appropriate date for which a bill payment can be scheduled.


                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

     6.3.2     Recurring Payments

     - For each Checking and MMDA Account, the User can initiate a recurring payment electronic bill payment with the following parameters:

          -    Next scheduled payment date
          -    Amount
          -    Frequency
          -    Number of payments

     6.3.3     Payment Maintenance

     - THE USER WILL BE ABLE TO SWITCH AN ELECTRONIC BILL PAYMENT FROM VARIABLE TO RECURRING, AND VICE VERSA.

     6.3.4     Installment Payment
     - FOR EACH CHECKING AND MMDA ACCOUNT, THE USER CAN SCHEDULE AN ELECTRONIC BILL PAYMENT WITH THE FOLLOWING PARAMETERS:

          - TERM OF LOAN
          - RECURRING PAYMENT
          - PAYMENT FREQUENCY
          - LAST PAYMENT

6.4  PAYMENT MAINTENANCE

     - EVERY HOUR, ON THE HOUR, EBS BATCHES ALL PENDING PAYMENTS TO CHECKFREE VIA THE STANDARD ANALOG DIAL-UP CONNECTION TO THE COMPUSERVE NETWORK.

     6.4.1     Review Pending Payments

     - The User can view a list of each electronic bill payment that is within the four-day payment window that has not been processed by CheckFree or that has not yet been sent to CheckFree. This list also includes all pending recurring payments.

     6.4.2     Modify Pending Payment

     - For each pending electronic bill payment, the User can change the date, payee, or amount. The User can also delete the scheduled payment. EBS will determine to simply delete the payment (e.g. not sent to CheckFree yet) or to issue a Stop Payment request to CheckFree.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

     6.4.3     Stop Payment: Bill Payment

     - When the User issues a delete payment (see 0), if the current date is at least four days (lead time) before the scheduled payment date, EBS issues a STOP PAYMENT request to CheckFree per standard CheckFree protocol.
     - If the current date is past the four days (lead time) before the scheduled payment date, AT&T Customer Care will attempt to stop the payment via CheckFree's ROLA System. Otherwise, AT&T Customer Care will contact CheckFree to initiate a stop payment. CheckFree levies a surcharge to perform this service.

7.   SERVICE REQUESTS VIA ELECTRONIC MESSAGE

     Users cannot access certain services (described below in this Section 0) electronically through BiSys, CheckFree, or via another service provider. Therefore, AIB Customer Care must directly handle these User requests. The User at its option may call AIB Customer Care for these services. Additionally, Users can send a message to AIB Customer Care to initiate a service request. This requires AIB to develop a process for managing incoming messages and responding to the User in a timely fashion.

7.1  EBS BANK MAIL PROCESS

     - All User requests will be via Bank Mail, for Unformatted and Context Sensitive Messages. Each request is stored in a database with a status of NEW. To process the requests, AIB Customer Care accesses the database at intervals determined by AIB. At this point, it is expected that AIB Customer Care will reply to the User, acknowledging that the User's request has been received, and AIB Customer Care will enter the request per standard procedures AIB follows for similar requests received via phone or post mail. EBS then automatically deletes the message from the database.

     - AIB Customer Care must have Internet service to access EBS and the Bank Mail subsystem. At the friendly-user trial phase, AT&T WorldNet Service is the only Internet access that AT&T can technically support. IS THERE ONE ID AND PASSWORD FOR AIB CUSTOMER CARE?

          NOTE:  Until secured Internet-based e-mail is viable.

7.2  UNFORMATTED MESSAGE

     - The User can send a free-form message to AIB Customer Care. The User must enter the subject and request.
     -    For AIB auditing purposes, all messages must be time and date stamped.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

7.3  CONTEXT SENSITIVE MESSAGE

     - THE USER CAN SEND A PREFORMATTED MESSAGE TO AIB CUSTOMER CARE: THE SUBJECT AND REQUEST WILL BE AUTOMATICALLY ENTERED BASED ON THE HYPERLINK SELECTED BY THE CUSTOMER.
     -    THE USER MAY ADD COMMENTS TO THE BODY OF THE E-MAIL.
     -    For AIB auditing purposes, all messages must be time and date stamped.

     7.3.1     Service Requests

          -    EBS supports the following context sensitive service requests:

          7.3.1.1 Stop Payment: Check

          7.3.1.2 Check Reorder

          7.3.1.3 Set-Up Direct Deposit

7.4. GENERAL MESSAGING

     - Any visitor to the AIB Web site can send e-mail to AIB over the Global Internet. This should be limited to general information queries and suggestions to enhance the site; Users should not include any account specific information.
     - DOES FRONTPAGE SUPPORT A FORM THAT COLLECTS FREEFORM INPUT FROM THE USER AND GENERATES AN E-MAIL ADDRESSED TO AIB CUSTOMER CARE? THIS PROVIDES CONSISTENT MESSAGING SUPPORT IN CASES WHERE THE SITE VISITOR DOES NOT HAVE INTERNET E-MAIL THROUGH THEIR SERVICE PROVIDER.
     - WHAT SOFTWARE DO WE REQUIRE FOR AIB CUSTOMER CARE, GIVEN THAT EW3 SENDS E-MAIL VIA EASYLINK? CAN WE COORDINATE THIS E-MAIL WITH EBS BANK MAIL? HOW TO RESPOND AND TRACK MESSAGES ACROSS THE DIFFERENT PLATFORMS?
     - THIS REQUIRES AIB TO DEVELOP A PROCESS FOR MANAGING INCOMING MESSAGES AND RESPONDING IN A TIMELY FASHION.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

8.   CONSUMER INTERNET ACCESS

     AT&T will provide AT&T s WorldNet Service (under a WorldNet contract between AT&T and each individual User), which includes Internet and World Wide Web access and use of the Netscape Navigator 2.0 browser. AT&T offers a variety of options to customize the Netscape Navigator browser, including branding, pre-configured buttons, and pre-loaded bookmarks.

8.1  USER REQUIREMENTS

     During the initial 2 months of the friendly-user trial, AIB will require its Users to subscribe to AT&T WorldNet Service, insofar as that is the only Internet access that AT&T can technically support at this time and the parties desire to obtain meaningful trial feedback. Following the initial 2 months, AIB may allow its Users to utilize Internet access other than AT&T WorldNet, provided that AIB clearly informs such Users: (i) that AT&T does not provide support for onboarding, or technical support for the browser or Internet access, and (ii) where and how, other than through AT&T, such Users can obtain onboarding and technical support for the browser and Internet access.

8.2  BROWSER CUSTOMIZATION

     -    AT&T will customize the browser with the following features:
          - NETSCAPE NAVIGATOR AUTOMATICALLY CONNECTS TO THE AIB HOME PAGE

          -    Pre-loaded bookmarks to AIB-targeted Web sites, e.g.
               -    Olympics
               -    Atlanta Braves
               -    Coca-Cola
          NOTE: During the friendly-user trial, AT&T Customer Care will assist Users in manually establishing these bookmarks in Netscape Navigator.

          To simplify the onboarding process, AT&T will explore a procedure for Pre-configuring the Netscape Navigator software before fulfillment to the User.

          - CUSTOMER CARE AND HELP INTEGRATION SCREENS AND TEXTUAL CONTENT

9.   INTERNET BANKING

     The EBS platform will provide the Internet banking templates and transaction functionality available through the Edify Electronic Workforce, which interfaces to the BiSys processing center.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

--------------------------------------------------------------------------------

USER SCENARIO

The User enters the AIB web site through AT&T WorldNet Service. When the User selects the appropriate hyperlink (e.g. "Banking Transactions" or "Pay Bills"), a secure session to the EBS server will be initiated. The User must authenticate by entering a USER_ID and PASSWORD, which is verified against the BISYS FILE. If the User passes authentication, they are allowed access to the EBS application and their accounts.
--------------------------------------------------------------------------------

- AT&T will manage installation and operations of the EBS and Electronic Workforce software and hardware. AT&T will link the AIB WWW Site to the Edify EBS server.
- Through the Service, Edify will provide professional services for the programming of Edify's systems.
- The Service will provide AIB Users the banking transaction features as specified in Section 0 via Edify's EBS interface. By identifying the browser and HTML support, EBS will present either the frames or non-frames interface.

- Edify will customize EBS per defined customizable areas provided to AIB (e.g. logo and button names).

- AIB WOULD LIKE TO EXPLORE THE POSSIBILITY OF INCORPORATING THE PFS WEB TEMPLATES.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

10.  WORLD WIDE WEB SITE HOSTING

     The AIB web site represents AlB's Interface with the User and therefore must be easily accessible, reliable, and attractive.

10.1 FEATURES

     The web site supports three main User relationship-building activities - marketing, bank account application, and web banking demonstration. To deliver the web site, the following responsibilities are defined:

     - AIB is responsible for developing and maintaining the web site through the Microsoft FrontPage tool and AT&T WorldNet Service Internet access, both of which are features provided by the Service.
     - AT&T will train MB-designated personnel (FolioZ) on the FrontPage application and the related procedures for staging AlB's web site and moving that web site to the production environment.

     10.1.1    Marketing, Products and Services

               This represents the general content of the web site. Visitors can learn about AIB and its products and features.

     10.1.2    Bank Account Application Request

               Visitors to the site may wish to apply for an account with AIB. THE EXACT PROCESS IS TBO BY AIB, AT&T, AND EDIFY. AIB WILL DEVELOP A PROCESS FLOW PROPOSAL.

     10.1.3    Web Banking Demonstration

               To show site visitors how easy web banking is, AIB will provide a demonstration of the basic banking and bill payment transactions. The demonstration replicates the functionality of the EBS frames-based and non-frames-based interfaces available to AIB Users.

          - AIB select a subset of the EBS functions to include in the demonstration. All entry fields are pre-populated and cannot be changed by the User.
          - Edify will provide the HTML content to FolioZ for hosting on EW3 (rather than an EBS Server) to support the expected large number of site hits.
          - AIB will provide marketing text to display in the advertising frame (upper right).

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

10.2 IMPLEMENTATION

     - Refer to the Project Plan regarding the implementation and testing of the AIB web site. For the purposes of the trial start, the AIB web site may consist of one simple page with a hyperlink to the banking and bill payment transaction services (on the EBS server).




                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

11.  ADDITIONAL FEATURES

11.1 Loan Calculator





                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

12.  SECURITY

     AIB, AT&T, EDIFY, BISYS, AND CHECKFREE MUST REACH A COMMON UNDERSTANDING OF SECURITY REQUIREMENTS AND THE STEPS NECESSARY TO MAXIMIZE THE SECURITY OF THE SERVICE AND BANK SYSTEMS.

     - All Edify servers hosted by AT&T will be operated from a secure facility
     - Each entry to the transaction server will be authenticated as an AIB User that is registered for the Internet banking service.



                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

13.  CUSTOMER CARE

     AT&T will, at AIB's expense and at tariffed charges, provide an 800 number and the Call Prompter advanced network feature to allow the User to select technical customer care or AIB sales and service customer care.

13.1 AT&T Customer Care

     13.1.1    Onboarding Activities

     - Manage distribution of User Welcome kits - including welcome letter, WorldNet Service disks, set-up and user documentation
     -    Pre-register each User for the following services:
          - AT&T WorldNet Service
          - AIB Internet Banking
            CheckFree Bill Payment
     -    Onboarding functions described in Exhibit A to this Attachment A

     13.1.2    Post-Onboarding User Support

     -    Provide Tier I and Tier II customer technical support for:
            AT&T WorldNet Service
            AIB web-banking and bill-payment applications
            AIB web marketing site, including the AIB Demo

     - Manage User issues and resolution across all AT&T suppliers (AT&T, Edify, CheckFree)

13.2 AIB CUSTOMER CARE

     - Create welcome letter and related user documentation for User Welcome Kit, and arrange for review and approval by AT&T
     - Provide sales and service for banking products and account issue resolution
     -    Provide all non-WorldNet onboarding and Tier 1 support

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

13.3 USER REGISTRATION PROCESS

     - AT&T and AIB Customer Care will jointly develop the process whereby AIB notifies AT&T to register a new account. When completed, this process will be included as an Appendix to this Attachment. That process will include:

          - notification method, e.g. e-mail, fax, ...
          - User information
          - verification to AIB
          - registration notice to User

13.4 USER INITIALIZATION PROCESS

     -    TBD BY AIB AND AT&T.
     - WHAT IS THE PROCESS FOR DETERMINING AND DELIVERING THE DEFAULT PASSWORD TO THE USER?
     - WHAT IS THE PROCESS FOR THE USER TO CHANGE THE DEFAULT PASSWORD ASSIGNED BY AIB?

13.5 MINIMUM USER CONFIGURATION

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           Trial (Preferred)            General Availability
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
     Computer            IBM or 100% Compatible        IBM or 100% Compatible
--------------------------------------------------------------------------------
     Processor           486 DX2 50                    386 SX
--------------------------------------------------------------------------------
     Operating System    Windows 3.1                   Windows 3.1
                         Windows for Workgroups 3.11   Windows for Workgroups
                         Windows 95                    3.11
                                                       Windows 95
--------------------------------------------------------------------------------
     RAM                 8 MB RAM                      8 MB RAM
--------------------------------------------------------------------------------
     Modem               14.4 Kbps                     14.4 kbps
--------------------------------------------------------------------------------
Free disk space
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     - To cover the widest number of User configurations, trial participants should include the preferred trial configuration and the AT&T WorldNet Service standard configuration.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

14.  LIVE USER IMPLEMENTATION

     To execute a smooth User scale-up, especially with respect to customer care and overall system performance, it is important to phase the live User ramp-up. This will allow AT&T to manage system scalabiiity and system performance testing. AIB makes the following projections (which are non-binding)


     ---------------------------
     ---------------------------
                  Total Users*
     ---------------------------
     ---------------------------
        MONTH 1      1667
     ---------------------------
        MONTH 2      3334
     ---------------------------
        MONTH 3      5000
     ---------------------------

     ---------------------------
     ---------------------------

        NOTE: Total Users means the cumulative number of Users in that month.

     During the initial 18 month Term of the Agreement, AIB will not exceed 5,000 add-on live Users per month.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

15.  DATABASE (TBD BY AIB, AT&T, AND EDIFY)







                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

16.  INTEGRATED USER BILLING

     At this time, AT&T is not providing (branded) billing services on behalf of AIB to AIB Users. AIB will be required to bill its Users for the Service. AT&T will bill AIB's Users directly only for AT&T WorldNet Services under the AT&T WorldNet contract between AT&T and each individual User.





                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

17.  REPORTS ADMINISTRATION

     - AT&T Customer Care and AIB Customer Care can access all available standard EBS reports.

     - Each day, Edify will write the following information to a tab delimited ASCII file. AT&T Customer Care can retrieve this file via FTP from the EBS Reports administration area.

          - ??? TO BE DETERMINED BY AT&T AND EDIFY ???






                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

                              EXHIBIT A TO ATTACHMENT A

                              AT&T ONBOARDING ACTIVITIES


                            INITIAL PRE-ONBOARDING PROCESS


1.0  Site Preparation and Staff Readiness

     -    Establish Onboarding Operations center

     -    Design and implement support systems

     -    Staff, train and equip Operations center

     - Ensure professional competency levels across all probable PC, software, telephone platforms

     -    Replicate common E/U environments

     - Establish operation linkages with all pertinent suppliers to facilitate pre-onboarding system readiness, registration, billing and security, e.g.: WorldNet, Edify (EBS) and CheckFree and Billing Platform

     - Establish Performance DMOQs and management information requirements and reports

2.0  Identification & Initial Solicitation for Qualification/Eligibility:

     -    Establish E/U final technical requirements/criteria released

     -    Gather E/U technical requirements for WorldNet and EBS registration

     -    Create data base to establish E/U profiles

     - Initial qualification/selection process - E/U candidate targets identified by PPS Team and Bank Project Manager.

     -    Create Solicitation Package
          Package includes: announcement, information, technical requirements, application form.

     -    Develop, design and implement solicitation process.

     - Mail solicitation package, announcement, technical requirements and application form.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

     - Verify E/U receipt verification, AT&T, via phone, confirms receipt of solicitation package answers questions.

     - Obtain E/U completed solicitation information package and forwards electronically to Life cycle support.

     -    Capture all positive responses

     -    Capture negative responses

     -    Populate E/U candidate profile data base with all information

     - Forward electronically a list of nonrespondents to Bank to advise and begins follow-up call to determine cause of nonparticipation.

     - Input or electronically feed positive responses and nonparticipation data into the E/U profile.

     - Final E/U qualification and selection process by AT&T & Bank Project Manager.

     - Potential candidates identified sent to profile manager and Life Cycle support electronically

     -    Creates final E/U Target Master List and forwards electronically to
          Bank

3.0  PreOnboarding Process (Fulfillment, Registration, Onboarding Support)

     - E/U completes requested information and returns electronically or mails to profile manager

     - Review information for completion and forwards to the appropriate suppliers, archives copies and updates E/U master file.

     - Confirm supplier receipt and readiness for E/U prior to scheduled onboarding appointment with the EIU.

     -    Electronically transmits master file to profile manager at the Bank

     -    Send two files:
          - "Good to Go" File
          - Incomplete E/U file requiring follow-up

     -    Profile manager manages both files.

     -    Contact "Good to Go" E/U on scheduled onboarding date.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

     - Incorporate frequently asked questions to support onboarding experience
          - Review overall onboarding experience
          - Confirm E/U read instructions
          - Determine if self install attempted and status


                                  ONBOARDING PROCESS

4.0  Onboarding Process

     PC Onboarding:

     -    Guide software loading and testing

     -    Conduct Demo/Tutorial Review

     -    Guide navigating to WorldNet and EbS site

     -    Explain and review feature review (only for first 3,000 Users)*

     -    Conduct pre-disconnect competence test (only for first 3,000 Users)*

     -    Answer questions

     -    Conduct pre-disconnect competence test (only for first 3,000 Users)*
          - If good, captures experience, pertinent customer comments, onboarding time (expense). *
          -    Completes/updates master file*

5.0  Customer Assurance Call (only for first 3,000 Users)*

     -    Conducts a two week post onboarding assurance call*
     -    Verify use, no difficulty*
     -    If no/limited use - gather reason why*
     -    Update master profile*

Onboarding process completed

NOTE: THESE ACTIVITIES WILL BECOME THE RESPONSIBILITY OF CUSTOMER FOLLOWING ONBOARDING BY AT&T OF THE first 3,000 Users commencing with the user-friendly trial.

                                AT&T/AIB CONFIDENTIAL
                                     ATTACHMENT A

                           ATTACHMENT B -- SERVICE CHARGES


     AT&T will bill Customer the charges specified below, which are exclusive of any applicable taxes. Customer's payment of all charges, including applicable taxes, shall be due within 30 days of the invoice date. Customer shall pay all local, state and Federal taxes, however designated (excluding taxes on AT&T's net income), imposed on or based upon the provision or use of the Service.

     The charges below are subject to change in the event that the parties mutually agree to change the deliverables or responsibilities of the parties specified in Attachment A.


1.   Implementation Fee            $__________

     * NOTE:  This one-time charge will be invoiced to Customer as follows:
$_______ at the Effective Date of this Agreement, and $_______ upon commencement of the live user implementation defined in Attachment A.


2.   MONTHLY USER FEES             $__________

     **NOTE: These charges are for Users that register with Customer to use the Service, pursuant to a separate contract between Customer and User, during the live user implementation phase identified in Attachment A. Customer will be invoiced on a monthly basis for fees incurred during the preceding month. There are no monthly fees for Users that participate during the user-friendly trial that precedes Live User Activation.


3.   CUSTOMER SUPPORT

     $__________ per User*** for the initial 3,000 Users, commencing with the friendly-user trial described in Attachment a.
     $__________ per User*** following the initial 3,000 Users.

     *** NOTE: These fees cover AT&T onboarding activities described in Attachment A, Section 13.1.1.
     **** NOTE: These fees cover AT&T onboarding activities described in Attachment A, Section 13.1.1, except for those services which are designated as Customer obligations following the initial 3,000 Users.

                              INTERNET ORGANIZING GROUP
                             7000 PEACHTREE DUNWOODY ROAD
                                BUILDING 10, SUITE 310
                               ATLANTA, GEORGIA  30328




                                   August 16, 1996



AT&T Corp.
295 North Maple Avenue
Basking Ridge, NJ  07920

     Re:  Trial Agreement dated the date hereof

Ladies and Gentlemen:

     AT&T Corp. ("AT&T") and Internet Organizing Group, Inc. ("Internet") have executed contemporaneously herewith a certain Trial Agreement containing certain terms and conditions relating to the provision of Internet Banking Services.

     Internet is a business corporation organized under the laws of the state of Georgia. As you are aware, it is presently managing the Internet banking operations of the "Atlanta Internet Bank," which at the present time is a product offered by Carolina First Bank, Greenville, South Carolina ("CFB").

     Internet has also executed a definitive agreement to acquire Premier Bank, a federal savings bank. Upon completion of that acquisition, which is scheduled to occur during the fourth quarter of 1996, CFB will assign the Atlanta Internet Bank operation to Premier Bank, which will then change its name to Atlanta Internet Bank.

     Internet intends to provide the services provided by the Trial Agreement only in connection with the operation of the Atlanta Internet Bank as a banking product presently being offered by CFB, and then subsequently directly through Premier Bank following the acquisition of that entity.

AT&T Corp.
August 16, 1996
Page 2
------


     Notwithstanding the provisions of the Trial Agreement, AT&T acknowledges the foregoing arrangements and agrees to the provision of Internet banking services as provided herein by Internet.

     With respect to the warranties contained in Section 6(c)(i) of the Trial Agreement, Internet represents and warrants that such statements are correct with respect to CFB as of the date of execution hereof except that CFB is a South Carolina corporation. Internet further represents and warrants that such statements will be correct upon CFB's transfer of the Atlanta Internet Bank operation to Internet upon Internet's acquisition of Premier Bank, except that Premier Bank is a federal savings bank. Notwithstanding the foregoing, both parties hereto acknowledge that although Internet is making such representations and warranties about CFB, neither CFB nor any of its affiliates is a party to the Trial Agreement, and accordingly, can have no liability thereunder. The parties acknowledge that Internet has no authority to bind CFB.

     The parties agree that all notices under the Agreement shall be in writing and deemed to have been made and received when personally served, or when mailed by first class mail, postage prepaid and addressed to the other party at the address set forth on the first page of the Agreement. The parties may change their addresses for purposes of this notice provision by written advance notice to the other party at any time.

                              Very truly yours,

                              INTERNET ORGANIZING GROUP, INC.


                              By:  /s/ Belinda Morgan
                                   --------------------------


AGREED TO as of the date and year first above written.

AT&T CORP.

By:
     -----------------------------------------